                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): July 26, 2001 (July 25, 2001)

                            UNITED TELEVISION, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       1-8411               41-0778377
           --------                       ------               ----------
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)        Identification No.)


     132 SOUTH RODEO DRIVE, 4TH FLOOR
        BEVERLY HILLS, CALIFORNIA                                   90212
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (310) 281-4844

                                       N/A
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

1. Reference is made to the joint press release dated July 25, 2001, incorporated herein by reference and included as an exhibit hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibit.

                  99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on July 25, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            UNITED TELEVISION, INC.



Date: July 26, 2001         By:    /s/ Garth S. Lindsey
                                   --------------------------------------------
                                   Name: Garth S. Lindsey
                                   Title: Executive Vice President and Chief
                                          Financial Officer (Principal Financial
                                          and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
99.1              Joint Press Release issued by The News Corporation Limited,
                  Chris-Craft Industries, Inc., BHC Communications, Inc. and
                  United Television, Inc. on July 25, 2001.